SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

        Date of Report (Date of earliest event reported): January 3, 1997

                               -------------------


                     ENVIRONMENTAL TECHNOLOGIES (USA), INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                   0-22736                     41-1704749
(State of Incorporation)          (Commission                (I.R.S. Employer
                                  File Number)              Identification No.)



       3558 2nd Street South, Minneapolis, Minnesota        55412
       (Address of principal executive offices)           (zip code)


       Registrant's telephone number, including area code: (612) 521-1111





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 3, 1997 (the "Closing Date"), Environmental Technologies (USA), Inc., a Minnesota corporation ("ETI"), completed the sale of all of the issued and outstanding shares of capital stock of its wholly owned subsidiary, Clean Green Packing Company of Minnesota, Inc., a Minnesota corporation ("Clean Green"), to StarchTech, Inc., a Minnesota corporation ("StarchTech"). Clean Green's business involves the manufacture and sale of starch-based, biodegradable, loose-fill packing material.

The sale of Clean Green was consummated pursuant to the terms of an Agreement to Purchase Stock of Clean Green Packing Company of Minnesota, Inc. between ETI and StarchTech, dated December 27, 1996 (the "Agreement"). In consideration for the sale of Clean Green, StarchTech paid ETI net cash of $131,705 on the Closing Date, delivered to ETI a promissory note in the original principal amount of $200,000 (the "Note"), and assumed certain liabilities, not including any intercompany debt owed by Clean Green to ETI as of the Closing Date. The net cash paid on the Closing Date was based on the $200,000 cash due at closing pursuant to the Agreement, less an adjustment of $36,000 due to repayment of intercompany debt owed by Clean Green to ETI prior to the Closing Date, plus a further adjustment of $32,295 paid by Clean Green on the Closing Date in respect of the termination of its general manager as a condition to closing. According to its terms, the Note is to be repaid in eleven quarterly installments of $16,666 beginning on September 30, 1998, and one final installment of $16,674 due on June 30, 2001. The Note does not bear interest, and payments due under the Note are subject to offset by StarchTech in the event that StarchTech is entitled to indemnification by ETI under the terms of the Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired. - Not Applicable

         (b)      Pro Forma Financial Information.

                  (1) Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Balance Sheet - As of October 31, 1996.

                  (2) Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Statement of Operations - Six Months Ended October 31, 1996.

                  (3) Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Statement of Operations - Year Ended April 30, 1996.

                           The financial statement listed above are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively.

         (c)      Exhibits.

                  2.1 Agreement to Purchase Stock of Clean Green Packing Company of Minnesota, Inc., dated as of December 27, 1996, between Environmental Technologies (USA), Inc. and StarchTech, Inc. Omitted from this Exhibit, as filed, are exhibits and schedules referenced in such agreement. ETI will furnish supplementally a copy of any such exhibits and schedules to the Securities and Exchange Commission upon request.

                  99.1 Introduction to Pro Forma Unaudited Condensed Financial Statements of ETI

                  99.2 Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Balance Sheet - As of October 31, 1996.

                  99.3 Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Statement of Operations - Six Months Ended October 31, 1996.

                  99.4 Environmental Technologies (USA), Inc. Unaudited Pro Forma Condensed Statement of Operations - Year Ended April 30, 1996.

                  99.5 Notes to the Pro Forma Condensed Statement of Earnings of the Company


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENVIRONMENTAL TECHNOLOGIES
(USA), INC.
(Registrant)


Dated:  January 17, 1997        By:  /s/ Charles D. Pyle, Jr.
                                     Charles D. Pyle, Jr.
                                     Its Chief Executive Officer and President





                                INDEX TO EXHIBITS

Item         Description                                                                  Method of Filing
----         -----------                                                                  ----------------


2.1          Agreement  to  Purchase  Stock of Clean  Green  Packing  Company of
             Minnesota,   Inc.,   dated  as  of  December  27,   1996,   between
             Environmental   Technologies  (USA),  Inc.  and  StarchTech,   Inc.
             Omitted from this  Exhibit,  as filed,  are exhibits and  schedules referenced in such  agreement.  ETI will furnish  supplementally  a copy of any such  exhibits  and  schedules  to the  Securities  and
             Exchange Commission upon request...................................          Filed electronically
                                                                                          herewith.

99.1         Introduction to Pro Forma Unaudited Condensed Financial Statements
             of ETI ............................................................          Filed electronically
                                                                                          herewith.

99.2         Environmental Technologies (USA), Inc. Unaudited Pro Forma
             Condensed Balance Sheet - As of October 31, 1996 ..................          Filed electronically
                                                                                          herewith.

99.3         Environmental Technologies (USA), Inc. Unaudited Pro Forma
             Condensed Statement of Operations - Six Months Ended October 31,
             1996 ..............................................................          Filed electronically
                                                                                          herewith.

99.4         Environmental  Technologies (USA), Inc. Unaudited Pro Forma
             Condensed Statement of Operations - Year Ended April 30, 1996......          Filed electronically
                                                                                          herewith.

99.5         Notes to the Pro Forma Condensed Statement of
             Earnings of the Company............................................          Filed electronically
                                                                                          herewith.